Inspirato Reports Q3 Financial and Operating Results
Operational efficiencies drive $15.0 million of year-to-date improved cash flow from operating activities and $13.2 million increase in adjusted EBITDA, strengthening the foundation for efficient growth ahead
DENVER, November 4, 2025 – Inspirato Incorporated (“Inspirato” or the “Company”) (Nasdaq: ISPO), the premier luxury vacation club and property technology company, today reported results for the third quarter (“Q3 2025”) ended September 30, 2025.
Q3 2025 Highlights:
•Net loss of $4.5 million and adjusted EBITDA of negative $0.1 million, representing a $3.3 million or 97% year-over-year adjusted EBITDA improvement.
•Gross margin of $17.4 million, driven by portfolio optimization and a more efficient business model. Cost of revenue and adjusted EBITDA for year-to-date 2025 have been negatively impacted by foreign exchange rates as a result of a weakening U.S. dollar relative to the Euro, which created an unfavorable impact of $2.0 million year-to-date.
•Cash operating expenses declined by $6.9 million or 26% year-over-year, reflecting a continued focus on operational improvements.
•Occupancy of 56%, with average daily rates (“ADR”) increasing 20% to $1,742.
•As of September 30, 2025, the Company reported 10,700 active memberships, underscoring its focus on high-quality, recurring revenue.
Management Commentary:
Chairman and Chief Executive Officer ("CEO") Payam Zamani commented, “Our results for the third quarter, highlighted by our 97% year-over-year adjusted EBITDA improvement, reflect the material progress we've made to reducing our fixed commitments without compromising the guest experience. Year-to-date, we've increased our adjusted EBITDA by $13.2 million and operating cash flow by $15.0 million, underscoring the longer-term impact of these efforts. More recently, we also reviewed and renegotiated hundreds of vendor contracts, resulting in $4.0 million of additional annualized savings. In the quarter, we also began pre-sales for our new Pass membership launching in January, redesigned to deliver an innovative new way to travel that creates greater value and flexibility for our members while advancing Inspirato’s mission to reinvent luxury travel. We believe that the changes we've made over the past year have set the business up for efficient growth in 2026 and beyond. We are now focused on accelerating our transformation as we begin investing in our technology.”

2025 Guidance
Inspirato is reinstating its previously issued guidance and tightening the range for its 2025 outlook. For the full-year 2025, the Company expects:
•Adjusted EBITDA of $2 to $4 million
•Cash operating expenses between $80 and $85 million
•Full year expected revenue of $235 to $240 million

CFO Transition:
Additionally, Inspirato announced today that Michael Arthur, Chief Financial Officer ("CFO"), has resigned from his position to pursue another opportunity. Mr. Arthur will remain with the Company through the end of 2025 to support a smooth transition. The Company will initiate a search for a permanent CFO with the experience and capabilities to advance Inspirato’s strategic and financial objectives.

“I’m grateful to Michael for his leadership and partnership during a period of significant transformation for Inspirato. His contributions have helped position the Company for a strong next chapter, and we wish him continued success in his future endeavors,” said Chairman and CEO Payam Zamani.

“It has been an honor to serve as CFO of Inspirato and work alongside such a talented and dedicated team,” said Mr. Arthur. “Together, we’ve strengthened the Company’s financial foundation and advanced key strategic priorities that position Inspirato for long-term growth and profitability. I’m confident in the Company’s future and committed to ensuring a smooth transition.”

2025 Third Quarter Earnings Call and Webcast
Company Chairman and CEO, Payam Zamani, and CFO, Michael Arthur, will host a conference call on Wednesday, November 5, 2025, to discuss Inspirato's operating and financial results.
To listen to the audio webcast and Q&A, please visit the Inspirato Investor Relations website at investor.inspirato.com. An audio replay of the webcast will be available on the Inspirato Investor Relations website shortly after the call.
Conference Call and Webcast
Date/Time: Wednesday, November 5, 2025, at 11:00 AM ET / 9:00 AM MT
Dial-In: https://register-conf.media-server.com/register/BI389811593d9e449fa3fe114411985491
Webcast: https://edge.media-server.com/mmc/p/xw66sb59/

2025 Third Quarter Financial Results and Operational Metrics:
The following table provides the components of gross margin for the three and nine months ended September 30, 2025 and 2024:

	Three Months Ended September 30,				Nine Months Ended September 30,
(in millions other than percentages, unaudited)	2025	2024	% Change		2025	2024	% Change
Residence and hotel travel	$25.9	$33.1	(21.9)%		$89.1	$106.4	(16.3)%
Experiences and bespoke travel	8.0	9.5	(15.3)%		25.9	24.7	4.8%
Total Travel	33.9	42.6	(20.5)%		115.0	131.1	(12.3)%
Subscription revenue	19.3	23.0	(16.3)%		59.5	76.3	(22.0)%
Rewards and other revenue	2.3	3.5	(34.6)%		10.0	9.3	6.5%
Total revenue	55.5	69.1	(19.6)%		184.5	216.7	(14.9)%
Cost of revenue	38.1	49.6	(23.2)%		124.2	149.3	(16.8)%
Gain on lease termination	—	(29.9)	(100.0)%		—	(29.9)	(100.0)%
Gross margin	$17.4	$49.4	(64.7)%		$60.3	$97.3	(38.0)%
Gross margin (%)	31%	71%	(40.1)	pp	33%	45%	(12.2)	pp
n/m = not meaningful
pp = percentage points

The following table provides a breakdown of Nights Delivered, Occupancy, and ADR for the three and nine months ended September 30, 2025 and 2024:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Residences
Paid Nights Delivered	10,000	15,600	33,800	46,100
Total Nights Delivered	14,200	23,200	48,500	70,500
Occupancy	54%	71%	62%	73%
ADR	$2,088	$1,624	$2,072	$1,724

Hotels
Paid Nights Delivered (1)	5,800	7,900	18,200	25,300
Total Nights Delivered (1)	8,100	12,300	26,600	42,100
Occupancy (2)	75%	82%	72%	76%
ADR (1)	$1,142	$1,105	$1,257	$1,063

Total
Paid Nights Delivered (1)	15,800	23,500	52,000	71,400
Total Nights Delivered (1)	22,300	35,600	75,100	112,600
Occupancy (2)	56%	73%	63%	73%
ADR (1)	$1,742	$1,449	$1,787	$1,492
(1) Includes net-rate hotel nights.
(2) Excludes net-rate hotel nights as we purchase individual nights but do not have a total number of nights obligation.

The following table shows our approximate total number of Active Memberships as of September 30, 2025 and 2024:

	September 30,
	2025	2024
Club	9,500	10,700
Pass	1,100	1,700
Invited	100	—
Total Active Memberships	10,700	12,400

Reconciliation of Non- GAAP Financial Measures
In addition to Inspirato’s results determined in accordance with GAAP, Inspirato uses Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow as part of its overall assessment of performance, including the preparation of its annual operating budget and quarterly forecasts, to evaluate the effectiveness of its business strategies and to communicate with its Board concerning our business and financial performance. Inspirato believes that these non-GAAP financial measures provide useful information to investors about its business and financial performance, enhance their overall understanding of our past performance and future prospects, and allow for greater transparency with respect to metrics used by its management in their financial and operational decision making. Inspirato is presenting these non-GAAP financial measures to assist investors in seeing its business and financial performance through the eyes of management, and because we believe that these non-GAAP financial measures provide an additional tool for investors to use in comparing results of operations of our business over multiple periods with other companies in our industry.
There are limitations related to the use of these non-GAAP financial measures, including that they exclude significant expenses that are required by GAAP to be recorded in Inspirato’s financial measures. Other companies may calculate non-GAAP financial measures differently or may use other measures to calculate their financial performance, and therefore, our non-GAAP financial measures may not be directly comparable to similarly titled measures of other companies. Thus, these non-GAAP financial measures should be considered in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any measures derived in accordance with GAAP.
Inspirato provides a reconciliation of Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow to their respective related GAAP financial measures. Inspirato encourages investors and others to review our business, results of operations, and financial information in its entirety, not to rely on any single financial measure, and to view Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow in conjunction with their respective related GAAP financial measures.
Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure that Inspirato defines as net (loss) income and comprehensive (loss) income less interest expense, net, income tax expense, depreciation and amortization, equity‑based compensation, and loss (gain) on fair value instruments. Adjusted EBITDA Margin is defined as Adjusted EBITDA as a percentage of total revenue for the same period.
The above items are excluded from Inspirato’s Adjusted EBITDA measure because management believes that these costs and expenses are not indicative of core operating performance and do not reflect the underlying economics of Inspirato’s business.
Free Cash Flow. Inspirato defines Free Cash Flow as net cash used in operating activities less purchases of property and equipment and development of internal-use software. Inspirato believes that Free Cash Flow is a meaningful indicator of liquidity that provides information to management and investors about the amount of cash generated from operations, after purchases of property and equipment and development of internal-use software, that can be used for strategic initiatives, if any.

See below for reconciliations of non-GAAP financial measures.
Key Business and Other Operating Metrics
Inspirato uses a number of operating and financial metrics, including the following key business metrics, to evaluate its business, measure its performance, identify trends affecting its business, formulate financial projections and business plans, and make strategic decisions. Inspirato regularly reviews and may adjust processes for calculating its internal metrics to improve their accuracy.
Active Memberships. Inspirato uses Active Memberships to assess the adoption of its membership subscription offerings, which is a key factor in assessing penetration of the market in which it operates and a key driver of revenue. Inspirato defines Active Memberships as membership subscriptions as of the measurement date that are paid in full, as well as those for which Inspirato expects payment for renewal.
Average Daily Rates (“ADR”) and Total Occupancy. Inspirato defines ADR as the total paid travel revenue, divided by total paid nights, which includes Inspirato for Good (“IFG”) and Inspirato for Business (“IFB”), in both leased residences or hotel rooms and suites. ADR does not include Pass nights utilized. Occupancy is defined as all paid, Pass, IFG, IFB, employee and complimentary nights in all at-risk properties divided by the total number of at-risk nights available. Net-rate hotel partners are excluded from Hotel Occupancy as these are dependent on the hotel having capacity for Inspirato requests.

Inspirato Incorporated
Condensed Consolidated Statements of Operations and Comprehensive (Loss) Income
(in thousands, except per share amounts, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$55,541	$69,114	$184,538	$216,741
Cost of revenue	38,120	49,620	124,200	149,345
Gain on lease termination	—	(29,895)	—	(29,895)
Gross margin	17,421	49,389	60,338	97,291
General and administrative	9,658	19,795	31,396	48,438
Sales and marketing	5,706	7,209	16,038	24,707
Operations	3,820	5,269	13,232	17,058
Technology and development	929	1,728	3,133	6,044
Depreciation and amortization	948	1,010	2,967	3,024
Interest expense, net	513	454	1,467	1,150
Loss (gain) on fair value instruments	281	158	55	(3,675)
Restructuring charges	—	6,985	—	6,985
Other expense (income), net	2	8	53	(269)
(Loss) income and comprehensive (loss) income before income taxes	(4,436)	6,773	(8,003)	(6,171)
Income tax expense	85	151	209	351
Net (loss) income and comprehensive (loss) income	(4,521)	6,622	(8,212)	(6,522)
Net (loss) income and comprehensive (loss) income attributable to noncontrolling interests	—	(2,290)	—	3,410
Net (loss) income and comprehensive (loss) income attributable to Inspirato Incorporated	$(4,521)	$4,332	$(8,212)	$(3,112)

(Loss) Income Attributable to Inspirato Incorporated per Class A Share
Basic net (loss) income attributable to Inspirato Incorporated per Class A share	$(0.36)	$0.77	$(0.67)	$(0.72)
Diluted net (loss) income attributable to Inspirato Incorporated per Class A share	$(0.36)	$0.62	$(0.67)	$(0.72)

Inspirato Incorporated
Condensed Consolidated Balance Sheets
(in thousands, except par value, unaudited)

	September 30, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	$13,715	$21,845
Restricted cash	13,072	13,160
Accounts receivable, net	2,944	3,767
Accounts receivable, net – related parties	—	883
Prepaid member travel	12,229	13,663
Prepaid expenses	2,486	3,116
Other current assets	1,423	1,949
Total current assets	45,869	58,383
Right-of-use assets	147,323	175,228
Goodwill	21,233	21,233
Property and equipment, net	9,848	14,079
Other noncurrent assets	4,013	4,962
Total assets	$228,286	$273,885

Liabilities
Current liabilities
Accounts payable and accrued liabilities	$25,342	$23,021
Accounts payable and accrued liabilities - related parties	287	—
Deferred revenue	117,668	135,347
Lease liabilities	50,053	53,488
Total current liabilities	193,350	211,856
Deferred revenue, noncurrent	35,072	36,147
Lease liabilities, noncurrent	106,481	130,239
Convertible note	24,081	22,336
Other noncurrent liabilities	3,279	3,159
Total liabilities	362,263	403,737

Commitments and contingencies (Note 14)

Equity (Deficit)
Class A Common Stock, par value $0.0001 per share, 50,000 shares authorized, 12,630 and 11,763 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	1	1
Class B Common Stock, par value $0.0001 per share, 5,000 shares authorized, no shares issued or outstanding as of September 30, 2025 and December 31, 2024	—	—
Class V Common Stock, $0.0001 par value per share, 25,000 shares authorized, no shares issued or outstanding as of September 30, 2025 and December 31, 2024	—	—
Preferred Stock, par value $0.0001 per share, 5,000 shares authorized, no shares issued or outstanding as of September 30, 2025 and December 31, 2024	—	—
Additional paid-in capital	165,410	161,323
Accumulated deficit	(299,388)	(291,176)
Total deficit	(133,977)	(129,852)
Total liabilities and deficit	$228,286	$273,885
\

Inspirato Incorporated
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cash flows from operating activities:
Net loss	$(4,521)	$6,622	$(8,212)	$(6,522)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,498	3,064	7,665	8,512
Loss on disposal of fixed assets	—	52	104	216
Gain on fair value instruments	281	158	55	(3,675)
Right-of-use asset impairments and (gain) on lease termination	—	(29,895)	386	(29,895)
Paid-in-kind interest	575	531	1,690	1,561
Equity‑based compensation	240	11,674	2,029	17,224
Amortization of right-of-use assets	12,889	13,473	42,287	45,262
Changes in operating assets and liabilities:
Accounts receivable, net	507	298	823	781
Accounts receivable, net – related parties	—	492	883	—
Prepaid member travel	216	3,092	1,434	6,062
Prepaid expenses	835	1,912	630	2,153
Other assets	213	(383)	540	(198)
Accounts payable and accrued liabilities	(113)	(1,087)	2,245	(3,258)
Accounts payable and accrued liabilities - related parties	98	—	287	—
Deferred revenue	(1,798)	(9,107)	(18,754)	(13,461)
Lease liabilities	(14,175)	(14,745)	(41,960)	(48,067)
Other liabilities	50	105	118	592
Net cash used in operating activities	$(2,205)	$(13,744)	$(7,750)	$(22,713)

Cash flows from investing activities:
Purchase of property and equipment	$(777)	$(1,135)	$(2,272)	$(4,305)
Development of internal-use software	—	(172)	(254)	(528)
Net cash used in investing activities	$(777)	$(1,307)	$(2,526)	$(4,833)

Cash flows from financing activities:
Proceeds from the Investment Agreement	$—	$10,000	$—	$10,000
Proceeds from exercise of Investment Warrants	—	—	2,000	—
Payments of employee taxes for share-based awards	—	(291)	—	(665)
Proceeds for purchases of shares for employee stock purchase plan	—	—	58	84
Net cash provided by financing activities	$—	$9,709	$2,058	$9,419

Net decrease in cash, cash equivalents and restricted cash	$(2,982)	$(5,342)	$(8,218)	$(18,127)
Cash, cash equivalents and restricted cash – beginning of period	29,769	29,481	35,005	42,266
Cash, cash equivalents and restricted cash – end of period	$26,787	$24,139	$26,787	$24,139

Reconciliation of Net Loss to Adjusted EBITDA
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands other than percentages, unaudited)	2025	2024	2025	2024
Net (loss) income and comprehensive (loss) income	$(4,521)	$6,622	$(8,212)	$(6,522)
Interest expense, net	513	454	1,467	1,150
Income tax expense	85	151	209	351
Depreciation and amortization (1)	2,498	3,064	7,665	8,512
Equity‑based compensation	240	7,279	2,029	12,829
Loss (gain) on fair value instruments	281	158	55	(3,675)
Gain on lease termination	—	(29,895)	—	(29,895)
Restructuring charges	—	6,985	—	6,985
Other non-recurring professional fees (2)	—	1,828	—	1,828
Transaction costs	816	—	1,587	—
Adjusted EBITDA	$(88)	$(3,354)	$4,800	$(8,437)
Adjusted EBITDA Margin (3)	(0.2)%	(4.9)%	2.6%	(3.9)%

(1) Depreciation and amortization is included within cost of revenue, general and administrative and depreciation and amortization within the Condensed Consolidated Statements of Operations and Comprehensive (Loss) Income.
(2) Included in general and administrative on the Condensed Consolidated Statements of Operations and Comprehensive (Loss) Income.
(3) We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenue for the same period.

Reconciliation of Free Cash Flow
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands), unaudited	2025	2024	2025	2024
Net cash used in operating activities	$(2,205)	$(13,744)	$(7,750)	$(22,713)
Development of internal-use software	(777)	(1,135)	(2,272)	(4,305)
Purchase of property and equipment	—	(172)	(254)	(528)
Free Cash Flow	$(2,982)	$(15,051)	$(10,276)	$(27,546)

About Inspirato
Inspirato (Nasdaq: ISPO) is a luxury vacation club and a property technology company that provides access to a portfolio of curated vacation options, delivered through an innovative model designed to ensure the service, certainty, and value that discerning travelers demand. The Inspirato portfolio includes exclusive luxury vacation homes, accommodations at five-star hotel and resort partners, and custom travel experiences. For more information, visit www.inspirato.com and follow @inspirato on Instagram, Facebook, X, and LinkedIn.
FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements involve substantial risks and uncertainties. Our forward-looking statements include, but are not limited to, statements regarding our and our management team’s hopes, beliefs, intentions or strategies regarding the future or our future events or our future financial or operating performance. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would”, “guidance” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release may include, for example, statements about: future financial performance and future business, strategic and operational initiatives and results. These forward-looking statements are subject to numerous risks and uncertainties and actual results may differ materially from those expressed in or implied by the forward-looking statements. These risks and uncertainties may relate to, among other things:
•Our contractual relationship with Capital One Services, LLC (“Capital One”);
•Our ability to service our outstanding indebtedness and satisfy related covenants;
•The impact of changes to our executive management team;
•Our ability to comply with the continued listing standards of Nasdaq and the continued listing of our securities on Nasdaq;
•Changes in our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects and plans;
•The implementation, market acceptance and success of our business model, growth strategy and new products;
•Our expectations and forecasts with respect to the size and growth of the travel and hospitality industry;
•The ability of our services to meet members’ needs;
•Our ability to compete with others in the luxury travel and hospitality industry;
•Our ability to attract and retain qualified employees and management;
•Our ability to adapt to changes in consumer preferences, perception and spending habits and develop and expand our destination or other product offerings and gain market acceptance of our services, including in new geographic areas;
•Our ability to develop and maintain our brand and reputation;

•Developments and projections relating to our competitors and our industry;
•The impact of natural disasters, acts of war, terrorism, widespread global pandemics or illness on our business and the actions we may take in response to them;
•Expectations regarding the time during which we will be an emerging growth company under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”);
•Our future capital requirements and sources and uses of cash;
•The impact of our reductions in workforce on our expenses;
•The impact of market conditions on our financial condition and operations, including fluctuations in interest rates and inflation;
•Our ability to obtain funding for our operations and future growth;
•Our ability to generate positive cash flow from operations, achieve profitability, and obtain additional financing or access the capital markets to manage our liquidity;
•The impact on our liquidity of the obligations in our contractual agreements, including covenants therein;
•The impact of the One Planet Group LLC investment agreement and financing; and
•Our business, expansion plans and opportunities and other strategic alternatives that we may consider, including, but not limited to, mergers, acquisitions, investments, divestitures, and joint ventures.
We caution you that the foregoing list does not contain all of the forward-looking statements made in this press release. Although we believe that the expectations reflected in any forward-looking statements are reasonable, we cannot guarantee future results, events, levels of activity, performance or achievements. Actual results are subject to numerous risks and uncertainties, including those related to the factors described above and as detailed in Part I, Item 1A of our most recent Annual Report on Form 10-K (“Form 10-K”) filed with the Securities and Exchange Commission (“SEC”), those discussed in Management’s Discussion and Analysis of Financial Condition and Results of Operations in Part II, Item 7 of our Form 10-K and those discussed in other documents we file with the SEC.
Should one or more of the risks or uncertainties described herein or in any other documents we file with the SEC occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements.
Investors should consider the risks and uncertainties described herein and should not place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this press release and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

Inspirato Contacts
Investor Relations        Media Relations
ir@inspirato.com     communications@inspirato.com